UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or l5 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2006 (July 27, 2006)
Washington Banking Company
(Exact name of registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (IRS Employer Identification No.)
450 Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)
(360) 679-3121
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d) Effective July 27, 2006, Dennis A. Wintch was elected to the Board of Directors of Washington Banking Company and of its subsidiary, Whidbey Island Bank.
Mr. Wintch was also appointed to serve on the Company’s Audit Committee and the Bank’s Loan Committee. He does not have any related transactions or relationships with the Company or the Bank at this time.
The appointment was disclosed publicly on July 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 8.01. Other Events
On July 31, 2006, Washington Banking Company announced by press release a cash dividend. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press Release dated July 31, 2006
Exhibit 99.2 Press Release dated July 31, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Date: July 31, 2006	By:	/s/ Michal D. Cann
Michal D. Cann
President and Chief Executive Officer